UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2010

HSW International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3280 Peachtree Road, Suite 600, Atlanta, GA 30305
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(404) 364-5823

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.               Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the 2010 annual meeting of stockholders of HSW International, Inc. (“HSWI”) held on June 15, 2010, HSWI’s stockholders approved the HSW International, Inc. 2010 Equity Incentive Plan (the “Plan”).  The Plan, which HSWI’s Board of Directors previously approved and recommended to our stockholders, authorizes HSWI to grant long-term incentives in the form of stock options, restricted shares, performance shares, performance units and stock appreciation rights to employees, officers, directors and consultants of HSWI.  The Plan will be administered by the Board of Directors of HSWI or a committee consisting of directors or other persons appointed by the Board.  Subject to adjustment for changes in capitalization, the total number of shares subject to all awards under the Plan is 275,000.  The Plan became effective when our stockholders approved it and will terminate on June 15, 2020 unless earlier terminated in accordance with its provisions.

The Plan is described in greater detail in Proposal Two in HSWI’s definitive proxy statement for the 2010 annual meeting of stockholders (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 30, 2010.  The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the HSW International, Inc. 2010 Equity Incentive Plan filed as Exhibit 10.35 attached hereto and incorporated by reference herein.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

HSWI’s Annual Meeting of Stockholders was held on June 15, 2010.  At the meeting, HSWI stockholders:

(1) elected six people to serve as directors of HSWI;

(2) approved the HSW International, Inc. 2010 Equity Incentive Plan; and

(3) ratified the appointment of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm of HSWI for 2010.

The stockholders voted on these three matters as follows:

Election of Directors
Nominee	For	Withheld	Against	Broker Non-Votes
Scott Booth	3,451,705	728	-	1,194,371
Theodore P. Botts	3,451,705	728	-	1,194,371
Michael Cascone	3,451,705	728	-	1,194,371
Arthur F. Kingsbury	3,451,689	744	-	1,194,371
Gregory M. Swayne	3,451,705	728	-	1,194,371
Kai-Shing Tao	3,406,829	45,604	-	1,194,371

The following proposals were adopted by the margins indicated:				Broker
Description of Proposals	For	Against	Abstain	Non-Votes
Approval of HSW International, Inc. 2010 Equity Incentive Plan	3,447,382	4,921	130	1,194,371
Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accountants	4,646,774	0	30	0

Item 9.01                      Financial Statements and Exhibits.

(d)                  Exhibits

Exhibit No.                                Description

10.35	HSW International, Inc. 2010 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSW International, Inc.

Date: June 21, 2010	By:	/s/ Bradley T. Zimmer
Name: Bradley T. Zimmer
Title: Executive Vice President and General Counsel